              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Preliminary Additional Materials
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14

       Morgan Stanley Municipal Income Opportunities Trust III
       -------------------------------------------------
       (Name of Registrant as Specified in its Charter)

       Lou Anne D. McInnis
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

    Payment of Filing Fee (check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3)  Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

4)  Proposed maximum aggregate value of transaction:

5)  Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

MORGAN STANLEY
MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 25, 2006

The Annual Meeting of Shareholders (the ‘‘Meeting’’) of MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST III (the ‘‘Trust’’), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in Conference Room 1B, 5th Floor, 1221 Avenue of the Americas, New York, New York 10020, on October 25, 2006 at 9:00 a.m., New York City time, for the following purposes:

1.  To elect one Trustee to serve until the year 2007 Annual Meeting, one Trustee to serve until the year 2008 Annual Meeting and four Trustees to serve until the year 2009 Annual Meeting or, in each case, until their successors shall have been elected and qualified; and

2.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record as of the close of business on August 25, 2006 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

In the event that holders of a majority of the Trust's shares issued and outstanding and entitled to vote (a ‘‘Quorum’’) are not present in person or by proxy, or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

MARY E. MULLIN, Secretary

September 13, 2006
New York, New York

IMPORTANT

        You can help the Trust avoid the necessity and expense of sending follow-up letters to ensure a Quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary Quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST III

1221 Avenue of the Americas, New York, New York 10020

PROXY STATEMENT

Annual Meeting of Shareholders
October 25, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the ‘‘Board’’) of MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST III (the ‘‘Trust’’), for use at the Annual Meeting of Shareholders of the Trust to be held on October 25, 2006 (the ‘‘Meeting’’), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about September 14, 2006.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares (‘‘Shares’’) represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of the Trust (‘‘Shareholders’’) will be voted for each of the nominees for election as Trustee. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

Shareholders of record of the Trust as of the close of business on August 25, 2006, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the ‘‘Record Date’’), are entitled to one vote for each Share held and a fractional vote for a fractional Share. On the Record Date there were 8,537,063 Shares of beneficial interest of the Trust outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding Shares of the Trust on that date. The percentage ownership of Shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of Shares outstanding.

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust or officers and regular employees of Morgan Stanley Investment Advisors Inc. (‘‘Morgan Stanley Investment Advisors’’ or the ‘‘Investment Adviser’’), Morgan Stanley Trust (‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’ or the ‘‘Administrator’’) and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. In addition, the Trust may employ Computershare Fund Services, Inc. (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. The Trust may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

In certain instances, the Transfer Agent and/or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to these services, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, at an estimated cost of $2,000, which would be borne by the Trust.

Only one copy of this Proxy Statement will be delivered to multiple Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Proxy Statement to a Shareholder at a shared address to which a single copy of this Proxy Statement was delivered. Should any Shareholder wish to receive a separate Proxy Statement or should Shareholders sharing an address wish to receive a single Proxy Statement in the future, please contact (800) 869-NEWS (toll-free).

ELECTION OF TRUSTEES

The Trust currently has nine Trustees. The Trustees have proposed to add four new Trustees to the Board of Trustees – Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and W. Allen Reed. At the Meeting, pursuant to the Trust’s Declaration of Trust, the following nominees are to be elected to the Trust’s Board of Trustees to serve the following terms, in accordance with the Trust’s Declaration of Trust, as amended, as set forth below:

Until the year 2007 Annual Meeting
Frank L. Bowman

Until the year 2008 Annual Meeting
Kathleen A. Dennis

Until the year 2009 Annual Meeting
Edwin J. Garn
Michael F. Klein
Michael E. Nugent
W. Allen Reed

Seven of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) are ‘‘Independent Trustees,’’ that is, Trustees who are not ‘‘interested persons’’ of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The other two current Trustees, Charles A. Fiumefreddo and

James F. Higgins, are ‘‘interested trustees,’’ that is, Trustees who are ‘‘interested persons’’ (as that term is defined in the 1940 Act) of the Trust and Morgan Stanley Investment Advisors and thus, are not Independent Trustees. The four new Trustee nominees will be Independent Trustees upon their election to the Board. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving.

The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of the following nominees: Frank L. Bowman, Kathleen A. Dennis, Edwin J. Garn, Michael F. Klein, Michael E. Nugent and W. Allen Reed. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of the Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. The election of the nominees listed above requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting.

Pursuant to the provisions of the Trust’s Declaration of Trust, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of the three classes will expire each year.

The Board of Trustees has previously determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I−Messrs. Bowman, Bozic, Fiumefreddo and Higgins; Class II−Ms. Dennis and Messrs. Hedien, Johnson, Kearns and Reid; and Class III−Messrs. Garn, Klein, Nugent and Reed. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, one Trustee in Class I, one Trustee in Class II and the four Trustees in Class III are standing for election at this Meeting and will, if elected, serve until the Annual Meetings as set forth above or, in each case, until their successors shall have been elected and qualified.

The current Trustees of the Trust also serve as directors or trustees for all of the funds advised by the Investment Adviser (the ‘‘Retail Funds’’) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’). The table below sets forth the following information as of December 31, 2005, unless otherwise noted, regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Trust, and each of their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Nominees for Trustee

Name, Age and Address of Independent Trustee	Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee		Other Directorships Held by Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	**	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (since 2006) (mutual fund consulting); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	187	**	None.
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Nominee/ Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197		Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, (August 1997 to December 1999).	187	**	Director of certain investment funds managed or sponsored by Aetos Capital LLC.
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Nominee/ Trustee	Chairman of the Board (since July 2006) and Trustee (since July 1991)	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Board (since July 2006), Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairman of the Insurance Committee (until July 2006) and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197		None.

*	This is the earliest date the Trustee began serving the Retail or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

**	As of August 1, 2006.

Name, Age and Address of Independent Trustee	Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 to December 2005).	187**	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.

Independent Incumbent Trustees

Name, Age and Address of Independent Trustee	Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor; Chairman of the Insurance Committee (since July 2006); Director or the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995- November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

*	This is the earliest date the Trustee began serving the Retail or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

**	As of August 1, 2006.

Name, Age and Address of Independent Trustee	Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S.Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Trust, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2005) and the other directorships, if any, held by the Trustee, are shown below.

Interested Incumbent Trustees

Name, Age and Address of Management Trustee	Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios In Fund Complex Overseen By Management Trustee	Other Directorships Held by Trustee
Charles A. Fiumefreddo (73)** c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since July 1991	Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chairman of the Board of the Retail Funds (July 1991-July 2006) and the Institutional Funds (July 2003-July 2006) and Chief Executive Officer of the Retail Funds (until September 2002).	197	None.
James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Officers of the Trust

Name, Age and Address of Executive Officer	Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany (51) Morgan Stanley Investment Management Limited 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

*	This is the earliest date the Officer began serving the Retail or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**	Mr. Fiumefreddo has decided to resign as a Trustee, effective September 30, 2006.

Name, Age and Address of Executive Officer	Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser
Francis J. Smith (41) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) as of December 31, 2005 is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of June 30, 2006)
Independent:
Frank L. Bowman	None	None
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	None
Edwin J. Garn	None	over $100,000
Wayne E. Hedien	None	over $100,000
Dr. Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed	None	None
Fergus Reid(1)	None	over $100,000
Interested:
Charles A. Fiumefreddo	None	over $100,000
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $776,622, respectively, pursuant to the deferred compensation plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

The Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own stock or other securities issued by the Investment Adviser’s parent company, Morgan Stanley. These are the ‘‘disinterested’’ or ‘‘independent’’ Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds’ Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, four Trustees, including three Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees of the Trust has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firms’ duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

The members of the Audit Committee of the Trust are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Trust’s Audit Committee is an ‘‘interested person,’’ as defined under the 1940 Act (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, ‘‘Independent Trustee’’). Each Independent Trustee is also ‘‘independent’’ from the Trust under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Trust is Dr. Manuel H. Johnson. The current Deputy Chairman of the Audit Committee of the Trust is Joseph J. Kearns. The Board of Trustees for the Trust has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

The Board of Trustees of the Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Trust’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust’s Independent Trustees as candidates for election as Independent Trustees, advises the Trust’s Board with respect to Board composition, procedures and committees, develops and recommends to the Trust’s Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust’s Board of Trustees and any Board committees and oversees periodic evaluations of the Trust’s Board and its committees. The members of the Governance Committee of the Trust are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of each Governance Committee is Fergus Reid. The Board of Trustees for the Trust has adopted a formal written charter for the Governance Committee which sets forth the Governance Committee’s responsibilities. A copy of the Governance Committee Charter is attached to this Proxy Statement as Appendix B. The Governance Committee Charter is not available on the Trust's website.

The Trust does not have a separate nominating committee. While the Trust’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Trust for which the Independent Trustee serves. Persons recommended by the Trust’s

Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘Shareholder Communications.’’

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust. The Insurance Committee currently consists of Messrs. Bozic, Fiumefreddo, Hedien and Nugent. Messrs. Bozic, Hedien and Nugent are Independent Trustees. The current Chairman of the Insurance Committee is Mr. Michael Bozic.

The following chart sets forth the number of meetings of the Board, the Independent Trustees, the Audit Committee, the Insurance Committee and the Governance Committee of the Trust during its most recent fiscal year. For the 2006 fiscal year, each Trustee, except for Messrs. Bowman, Klein and Reed and Ms. Dennis who did not serve as Trustee of the Trust during this time, attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the time such Trustee was a member of the Board.

Number of Board and Committee Meetings Held During Last Fiscal Year

Fiscal Year-End	Board of Trustees Meetings	Independent Trustees Meetings	Audit Committee Meetings	Insurance Committee Meetings	Governance Committee Meetings
03/31/06	14	3	7	4	2

For annual meetings, Trustees may but are not required to attend the meeting; and for the Trust’s last annual shareholder meeting, no Trustees attended the meeting.

Advantages of Having Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds

The Independent Trustees and the Trust’s management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the funds’ service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Shareholder Communications

Shareholders may send communications to the Trust’s Board of Trustees. Shareholders should send communications intended for the Trust’s Board by addressing the communications directly to that Board

(or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at the management’s discretion based on the matters contained therein.

Share Ownership by Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the Funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. As of June 30, 2006, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Funds was approximately $28.8 million. This amount includes compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As of the Record Date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust’s officers and Trustees as a group was less than one percent of the Trust’s shares of beneficial interest outstanding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that the Trust’s executive officers and Trustees, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on the Trust’s review of copies of such reports of ownership furnished to the Trust, the Trust believes that during the past fiscal year all of its officers, Trustees and greater than 10% beneficial holders complied with all applicable filing requirements.

Compensation of Independent Trustees

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the Trust.

The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Mr. Fiumefreddo resigned as Chairman of the Boards of the Retail

Funds and the Institutional Funds and was succeeded by Mr. Nugent. Prior to July 1, 2006, Mr. Fiumefreddo received an annual fee for his services as Chairman of the Board of the Retail Funds and the Institutional Funds and for administrative services provided to the Board of Trustees. As of July 1, 2006, Mr. Nugent receives an annual fee of $360,000 for his services.

The Trust also reimburses the Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trust who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee.

Effective April 1, 2004, the Trust began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to the Trust’s Trustees from the Trust for the fiscal year ended March 31, 2006 and the aggregate compensation payable to the Trust’s Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.

Compensation

Name of Independent Trustee:	Total compensation from the Trust(6)	Number of portfolios in the Fund Complex from which the Trustee received compensation	Total compensation from the Fund Complex(6)
Michael Bozic(1)(3)	$101	170	$180,000
Edwin J. Garn(1)(3)	101	170	178,000
Wayne E. Hedien(1)(2)	101	170	180,000
Dr. Manuel H. Johnson(1)	136	170	240,000
Joseph J. Kearns(1)(4)	121	171	217,000
Michael E. Nugent(1)(2)(5)	118	170	210,000
Fergus Reid(1)(3)	118	171	215,000
Name of Interested Trustee:
Charles A. Fiumefreddo(2)	205	170	360,000
James F. Higgins	0	170	0

(1)	Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)	Member of the Insurance Committee. Mr. Bozic is the current Chairman of the Insurance Committee. Prior to July 1, 2006, Mr. Nugent was the Chairman of the Insurance Committee.

(3)	Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

(4)	Includes amounts deferred at the election of the Trustee under the DC Plan.

(5)	As of July 1, 2006, Mr. Fiumefreddo resigned as Chairman of the Board of the Retail Funds and was succeeded by Mr. Nugent. As a result, Mr. Nugent receives an annual fee for his services as Chairman of the Board of the Retail Funds and the Institutional Funds from that date.

(6)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), including the Trust, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following tables illustrate the retirement benefits accrued to the Trust’s Independent Trustees for the fiscal year ended March 31, 2006 and by the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Trust as of March 31, 2006 and from the Adopting Funds as of December 31, 2005. Only the Trustees listed below participated in the retirement program.

	Retirement Benefits Accrued as Expenses				Estimated Annual Benefits Upon Retirement(1)
Name of Independent Trustee	By the Trust		By All Adopting Funds		From the Trust	From All Adopting Funds
Michael Bozic	$422		$19,439		$997	$46,871
Edwin J. Garn	(226	)(2)	(10,738	)(2)	984	46,917
Wayne E. Hedien	649		37,860		844	40,020
Dr. Manuel H. Johnson	410		19,701		1,451	68,630
Michael E. Nugent	739		35,471		1,299	61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

(2)	Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

Assuming a Quorum is present, approval of the Proposal with respect to the Trust will require the affirmative vote of a majority of the Trust's shares represented in person or by proxy at the Meeting and entitled to vote at the Meeting.

The Board of Trustees unanimously recommends that Shareholders vote FOR the election for each of the Trustees nominated for election.

The Investment Adviser

Morgan Stanley Investment Advisors Inc. is the Trust’s investment adviser pursuant to an investment advisory agreement. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the

Americas, New York, New York 10020. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses — securities, asset management and credit services.

The Principal Executive Officers of Morgan Stanley Investment Advisors are Owen D. Thomas, President and Chief Executive Officer, Ronald E. Robison, Managing Director, Chief Administrative Officer and Director, and Barry Fink, Managing Director, Secretary and Director. Mr. Thomas is currently a Managing Director of Morgan Stanley. The principal occupations of Messrs. Robison and Fink are described under the section ‘‘Election of Trustees.’’ The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

Morgan Stanley Services, a wholly owned subsidiary of the Investment Adviser, serves as the Administrator of the Trust pursuant to an administration agreement. The Investment Adviser and the Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is that of the Investment Adviser set forth above.

Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

Audit Committee Report

At the meeting held on October 27, 2005, the Board of Trustees of the Trust, including a majority of the Independent Trustees, acting on the recommendation of the Audit Committee of the Trust, selected Deloitte & Touche LLP to act as the independent registered public accounting firm for the Trust for the fiscal year ended March 31, 2006 for the Trust.

The Audit Committee has reviewed and discussed the financial statements of the Trust with management as well as with Deloitte & Touche LLP, the independent registered public accounting firm for the Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees that the Trust’s audited financial statements be included in the Trust’s Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent registered public accounting firm their independence.

The Audit Committee
Dr. Manuel H. Johnson (Chairman) Joseph J. Kearns (Deputy Chairman) Michael Bozic Edwin J. Garn Wayne E. Hedien Michael E. Nugent Fergus Reid

Representatives from Deloitte & Touche LLP are not expected to be present at the Meeting but are expected to be available by telephone. Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so and the representatives from Deloitte & Touche LLP, if available by telephone, will respond to appropriate questions.

FEES BILLED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees for professional services billed by Deloitte & Touche LLP in connection with the annual audit and review of financial statements of the Trust for its fiscal years ended March 31, 2005 and March 31, 2006, were approximately $29,002 and $30,446, respectively.

Audit-Related Fees

The aggregate audit-related fees billed by Deloitte & Touche LLP related to the annual audit of the Trust’s financial statements for the fiscal years ended March 31, 2005 and 2006, were approximately $452 and $540, respectively, for the translation of financial statements for data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for the Trust for the fiscal years ended March 31, 2005 and 2006, were approximately $4,585 and $4,448, respectively, which represent fees paid for the review of the Federal, state and local tax returns for the Trust.

All Other Fees

There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for the Trust for the fiscal years ended March 31, 2005 and 2006.

Audit Committee Pre-approval

The Trust’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Trust by the Trust’s independent registered public accounting firm. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires the Trust’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit and the tax services described above for which Deloitte & Touche LLP billed the Trust’s fees for the fiscal year ended March 31, 2006 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Investment Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment Adviser for the fiscal years ended March 31, 2005 and 2006 amounted to approximately $3.8 million and $7.2 million, respectively. Such services for the 2005 and 2006 fiscal years included: (i) audit-related fees of approximately $3.2 million and $5.2 million, respectively, the issuance of a report under Statement on Accounting Standards No. 70 and (ii) all other fees of approximately $79,800 and $2.0 million, respectively, related to services such as tax, performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of the Trust has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Adviser is compatible with maintaining the independence of Deloitte & Touche LLP.

ADDITIONAL INFORMATION

In the event that the necessary Quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker ‘‘non-votes’’ will not count in favor of or against any such vote for adjournment.

Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of any proposal, and broker ‘‘non-votes’’ will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

SHAREHOLDER PROPOSALS

Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than May 14, 2007, for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

REPORTS TO SHAREHOLDERS

The Trust’s most recent Annual Report for its fiscal year ended March 31, 2006, has been previously sent to Shareholders and is available without charge upon request from Morgan Stanley Trust, Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS) (toll-free).

INTEREST OF CERTAIN PERSONS

Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this proxy statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

OTHER BUSINESS

The management of the Trust knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

By Order of the Board of Trustees
MARY E. MULLIN
Secretary

(This page has been left blank intentionally.)

APPENDIX A

CHARTER OF THE
AUDIT COMMITTEE
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003

The Board of Directors/Trustees of the investment companies advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP listed on the attached Exhibit 1 (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’) has adopted and approved this charter for the audit committee of the Board of each Fund (the ‘‘Audit Committee’’).

1.	Structure And Membership of the Audit Committee

1.01.	Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a ‘‘disinterested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds’ Boards or Committees of the Boards.

1.02.	Financially Literate

Each member of the Audit Committee shall be ‘‘financially literate,’’ as such term is interpreted by the Fund’s Board in its business judgment.

1.03.	Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an ‘‘audit committee financial expert,’’ as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

2.	Auditor Independence

An independent public accounting firm may serve as a Fund’s auditor (the ‘‘Auditor’’) only if it complies with all of the following independence requirements, subject to such exceptions, not prohibited by law, as the Audit Committee may allow.

2.01.	Independence Certification

        (a) The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and Independence Standards Board Standard No. 1, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers.

2.02.	Employment Relationships

(a)    ‘‘Cooling Off’' Period

The lead partner, the concurring partner, and any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for a Fund, may not accept a financial reporting oversight role with any entity in the Fund Complex within one year after the commencement of audit procedures for a Fund.

(b)	Definitions

•	“audit engagement team’’ means all partners, principals, shareholders and professional employees participating in an audit, review, or attestation engagement for any of the Funds, including audit partners and all persons who consult with members of the team during the engagement regarding technical or industry-specific issues, transactions or events.

•	“audit partner’’ means a partner of the Auditor who is a member of the audit engagement team and has responsibility for decision-making on significant audit, accounting and reporting matters that affect the financial statements of a Fund or who maintains regular contact with the Funds’ management and the Audit Committee.

•	“financial reporting oversight role’’ means a role in which a person is in a position to, or does, exercise influence over the contents of the financial statements of any of the Funds or anyone who prepares them.

•	“Fund Complex’’ includes the Funds, their investment advisor and persons controlling, controlled by, or under common control with, the investment adviser.

2.03.	Partner Rotation

The lead partner and the concurring partner of the Auditor may not perform any audit, review or attest services for a Fund after five consecutive years of service for any entity in the Fund Complex and, after rotating out, may not again provide audit services for any Fund until a ‘‘time-out’’ period of five more years has elapsed.

Other audit partners are required to rotate out after seven years of consecutive service for any entity in the Fund Complex and may not return until after a two-year time-out period.

2.04.	Compensation for Sales Activities

No audit partner, other than a specialty partner, of the Auditor may receive compensation at any point during the engagement period based on the procurement of engagements with any entity in the Fund Complex to provide any products or services other than audit, review or attest services.

2.05.	Prohibited Non-Audit Services

Neither the Auditor nor any person associated with the Auditor may provide any of the following non-audit services to any of the Funds:

•	bookkeeping or other services relating to the accounting records or financial statements of a Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser, or investment banking services;

•	legal and expert services unrelated to the audit;

•	any other service that the Public Company Accounting Oversight Board (the ‘‘PCAOB’’) determines, by regulation, is impermissible.

3.	Registration with PCAOB

The Auditor must be registered with the PCAOB or become registered when the PCAOB is prepared to accept registrations.

4.	Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.	Duties and Powers of Audit Committee

5.01.	The Audit Committee shall have the duty and power to:

•	make recommendations to the Board regarding selection of the Auditor;

•	oversee and evaluate the work of the Auditor;

•	require the Auditor to report directly to the Audit Committee;

•	determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•	pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the ‘‘S-O Act’’) and rules promulgated by the Securities and Exchange Commission (the ‘‘SEC’’) under the S-O Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee’s responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934 (the ‘‘Exchange Act’’)); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Boards’ independent counsel;

•	consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, is compatible with maintaining the Auditor’s independence;

•	review the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•	require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund’s financial statements with the SEC, the Auditor shall provide an update of any changes;

•	review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund’s financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•	review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

•	review and discuss the Fund’s audited financial statements with Fund management;

•	review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund’s annual report;

•	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund’s proxy statement;

•	review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

•	consider with the Auditor their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•	receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•	establish procedures for the receipt, retention and treatment of complaints received by a Fund regarding accounting, internal accounting controls or auditing matters;

•	establish procedures for the confidential, anonymous submission by employees and officers of Funds of concerns regarding any questionable accounting or audit matter (with such procedures to be established upon the SEC’s promulgation of final rules governing such procedures pursuant to the S-O Act);

•	establish procedures for the resolution of disagreements between management of a Fund and the Fund’s Auditor regarding financial reporting;

•	require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund;

•	report its actions to the Boards of Directors/Trustees of the Funds, make and keep minutes of its meetings and provide copies thereof to the Boards;

•	perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation, the Fund’s By-laws, or the Fund’s partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

5.02.	Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds’ independent directors/trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.03.	Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct ‘‘field work’’ or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of the Fund’s financial statements and is ultimately accountable to the Audit Committee.

6.	Meetings of the Audit Committee

The Audit Committee shall meet at least twice each calendar year, including to approve the scope of the proposed audit of a Fund’s financial statements by the Auditors and to review the report of the Auditors following such audit. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7.	Review of Charter

(a)    The Audit Committee shall review and assess the adequacy of this Charter annually.

(b)    Any changes to this Charter must be recommended by the Audit Committee and approved by the Board.

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED JULY 31, 20031

1.    STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (‘‘general pre-approval’’); or require the specific pre-approval of the Audit Committee or its delegate (‘‘specific pre-approval’’). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the ‘‘Policy’’), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

2.    Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting

3.    Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.    Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as ‘‘Audit services’’; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.    Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.    All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.    Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.    Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.    Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.    Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management
Morgan Stanley Investments LP
Van Kampen Asset Management Inc.
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.
Morgan Stanley Investments LP
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP

APPENDIX B

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
APRIL 22, 2004

1.	MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively as the ‘‘Board’’) of each Fund listed in the attached Exhibit A1. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2.	COMPOSITION

The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a ‘‘disinterested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds’ Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

3.	Meeting of the Governance Committee

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund’s organizational documents and this Governance Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4.	Authority

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

[1]	This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

5.	Goals, Duties and Responsibilities of the Governance Committee

In carrying out its duties and responsibilities, the Governance Committee’s policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

a.	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii.	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund’s organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

iii.	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

b.	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (‘‘the 1940 Act’’), and the NYSE;

(2)	trustee/director duties and responsibilities;

(3)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)	trustee/director orientation and continuing education;

ii.	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

iii.	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

c.	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board’s performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s or a Committee’s policies or procedures. This report may be written or oral.

6.	Evaluation of the Governance Committee

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund’s or the Board’s policies or procedures. This report may be written or oral.

7.	Investigations and Studies; Outside Advisers

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary.

Exhibit A

Fund List

MORGAN STANLEY
RETAIL AND INSTITUTIONAL FUNDS
at
August 24, 2006

RETAIL FUNDS

Open-End Retail Funds

Taxable Money Market Funds

1.      Active Assets Government Securities Trust
2.      Active Assets Institutional Government Securities Trust
3.      Active Assets Institutional Money Trust
4.      Active Assets Money Trust
5.      Morgan Stanley Liquid Asset Fund Inc.
6.      Morgan Stanley U.S. Government Money Market Trust

Tax-Exempt Money Market Funds

7.      Active Assets California Tax-Free Trust
8.      Active Assets Tax-Free Trust
9.      Morgan Stanley California Tax-Free Daily Income Trust
10.    Morgan Stanley New York Municipal Money Market Trust
11.    Morgan Stanley Tax-Free Daily Income Trust

Equity Funds

12.    Morgan Stanley Aggressive Equity Fund
13.    Morgan Stanley Allocator Fund
14.    Morgan Stanley American Franchise Fund*
15.    Morgan Stanley Capital Opportunities Trust
16.    Morgan Stanley Developing Growth Securities Trust
17.    Morgan Stanley Dividend Growth Securities Inc.
18.    Morgan Stanley Equally-Weighted S&P 500 Fund
19.    Morgan Stanley European Equity Fund Inc.
20.    Morgan Stanley Financial Services Trust
21.    Morgan Stanley Focus Growth Fund
22.    Morgan Stanley Fundamental Value Fund
23.    Morgan Stanley Global Advantage Fund
24.    Morgan Stanley Global Dividend Growth Securities
25.    Morgan Stanley Global Utilities Fund
26.    Morgan Stanley Growth Fund

* Have not commenced operations or ceased operations

27.    Morgan Stanley Health Sciences Trust
28.    Morgan Stanley Institutional Strategies Fund
29.    Morgan Stanley Income Builder Fund
30.    Morgan Stanley International Fund
31.    Morgan Stanley International SmallCap Fund
32.    Morgan Stanley International Value Equity Fund
33.    Morgan Stanley Japan Fund
34.    Morgan Stanley Mid-Cap Value Fund
35.    Morgan Stanley Multi-Asset Class Fund
36.    Morgan Stanley Nasdaq-100 Index Fund
37.    Morgan Stanley Natural Resource Development Securities Inc.
38.    Morgan Stanley Pacific Growth Fund Inc.
39.    Morgan Stanley Real Estate Fund
40.    Morgan Stanley S&P 500 Index Fund
41.    Morgan Stanley Small-Mid Special Value Fund
42.    Morgan Stanley Special Growth Fund
43.    Morgan Stanley Special Value Fund
44.    Morgan Stanley Technology Fund
45.    Morgan Stanley Total Market Index Fund
46.    Morgan Stanley Total Return Trust
47.    Morgan Stanley Utilities Fund
48.    Morgan Stanley Value Fund

Balanced Funds

49.    Morgan Stanley Balanced Growth Fund
50.    Morgan Stanley Balanced Income Fund

Asset Allocation Fund

51.    Morgan Stanley Strategist Fund

Taxable Fixed-Income Funds

52.    Morgan Stanley Convertible Securities Trust
53.    Morgan Stanley Flexible Income Trust
54.    Morgan Stanley High Yield Securities Inc.
55.    Morgan Stanley Income Trust
56.    Morgan Stanley Limited Duration Fund
57.    Morgan Stanley Limited Duration U.S. Treasury Trust
58.    Morgan Stanley Mortgage Securities Trust
59.    Morgan Stanley Total Return Income Securities Fund*
60.    Morgan Stanley U.S. Government Securities Trust

Tax-Exempt Fixed-Income Funds

61.    Morgan Stanley California Tax-Free Income Fund
62.    Morgan Stanley Limited Term Municipal Trust

* Have not commenced operations or ceased operations

63.    Morgan Stanley New York Tax-Free Income Fund
64.    Morgan Stanley Tax-Exempt Securities Trust

Special Purpose Funds

65.    Morgan Stanley Select Dimensions Investment Series

•	Balanced Growth Portfolio

•	Capital Opportunities Portfolio

•	Developing Growth Portfolio

•	Dividend Growth Portfolio

•	Equally-Weighted S&P 500 Portfolio

•	Flexible Income Portfolio

•	Focus Growth Portfolio

•	Global Equity Portfolio

•	Growth Portfolio

•	Money Market Portfolio

•	Utilities Portfolio

66.    Morgan Stanley Variable Investment Series

•	Aggressive Equity Portfolio

•	Dividend Growth Portfolio

•	Equity Portfolio

•	European Equity Portfolio

•	Global Advantage Portfolio

•	Global Dividend Growth Portfolio

•	High Yield Portfolio

•	Income Builder Portfolio

•	Information Portfolio

•	Limited Duration Portfolio

•	Money Market Portfolio

•	Income Plus Portfolio

•	S&P 500 Index Portfolio

•	Strategist Portfolio

•	Utilities Portfolio

Closed-End Retail Funds

Taxable Fixed-Income Closed-End Funds

67.    Morgan Stanley Government Income Trust
68.    Morgan Stanley Income Securities Inc.
69.    Morgan Stanley Prime Income Trust

Tax-Exempt Fixed-Income Closed-End Funds

70.    Morgan Stanley California Insured Municipal Income Trust
71.    Morgan Stanley California Quality Municipal Securities
72.    Morgan Stanley Insured California Municipal Securities

* Have not commenced operations or ceased operations

73.    Morgan Stanley Insured Municipal Bond Trust
74.    Morgan Stanley Insured Municipal Income Trust
75.    Morgan Stanley Insured Municipal Securities
76.    Morgan Stanley Insured Municipal Trust
77.    Morgan Stanley Municipal Income Opportunities Trust
78.    Morgan Stanley Municipal Income Opportunities Trust II
79.    Morgan Stanley Municipal Income Opportunities Trust III
80.    Morgan Stanley Municipal Premium Income Trust
81.    Morgan Stanley New York Quality Municipal Securities
82.    Morgan Stanley Quality Municipal Income Trust
83.    Morgan Stanley Quality Municipal Investment Trust
84.    Morgan Stanley Quality Municipal Securities

INSTITUTIONAL FUNDS

Open-End Institutional Funds

1.      Morgan Stanley Institutional Fund, Inc.

Active Portfolios:

•	Active International Allocation Portfolio

•	Emerging Markets Portfolio

•	Emerging Markets Debt Portfolio

•	Focus Equity Portfolio

•	Global Franchise Portfolio

•	Global Real Estate Portfolio*

•	Global Value Equity Portfolio

•	International Growth Equity Portfolio

•	International Equity Portfolio

•	International Magnum Portfolio

•	International Small Cap Portfolio

•	Large Cap Relative Value Portfolio

•	Money Market Portfolio

•	Municipal Money Market Portfolio

•	Small Company Growth Portfolio

•	Systematic Active Large Cap Core Portfolio

•	Systematic Active Small Cap Core Portfolio

•	Systematic Active Small Cap Growth Portfolio

•	Systematic Active Small Cap Value Portfolio

•	U.S. Large Cap Growth Portfolio

•	U.S. Real Estate Portfolio

2.      Morgan Stanley Institutional Fund Trust

Active Portfolios:

•	Advisory Foreign Fixed Income II Portfolio

•	Advisory Foreign Fixed Income Portfolio

* Have not commenced operations or ceased operations

•	Advisory Mortgage Portfolio

•	Balanced Portfolio

•	Core Fixed Income Portfolio

•	Core Plus Fixed Income Portfolio

•	Equities Plus Portfolio

•	High Yield Portfolio

•	Intermediate Duration Portfolio

•	International Fixed Income Portfolio

•	Investment Grade Fixed Income Portfolio

•	Limited Duration Portfolio

•	Long Duration Fixed Income Portfolio

•	Mid-Cap Growth Portfolio

•	Municipal Portfolio

•	U.S. Mid-Cap Value Portfolio

•	U.S. Small-Cap Value Portfolio

•	Value Portfolio

Inactive Portfolios*:

•	Advisory Portfolio Series-1

•	Advisory Portfolio Series-2

3.      The Universal Institutional Funds, Inc.

Active Portfolios:

•	Core Plus Fixed Income Portfolio

•	Emerging Markets Debt Portfolio

•	Emerging Markets Equity Portfolio

•	Equity and Income Portfolio

•	Equity Growth Portfolio

•	Global Franchise Portfolio

•	Global Real Estate Portfolio

•	Global Value Equity Portfolio

•	International Growth Equity Portfolio

•	International Magnum Portfolio

•	Mid-Cap Growth Portfolio

•	Small Company Growth Portfolio

•	U.S. Mid-Cap Value Portfolio

•	U.S. Real Estate Portfolio

•	Value Portfolio

Inactive Portfolios*:

•	Balanced Portfolio

•	Core Equity Portfolio

•	International Fixed Income Portfolio

•	Investment Grade Fixed Income Portfolio

•	Multi-Asset Class Portfolio

•	Targeted Duration Portfolio

* Have not commenced operations or ceased operations

4.      Morgan Stanley Institutional Liquidity Funds

Active Portfolios:

•	Government Portfolio

•	Money Market Portfolio

•	Prime Portfolio

•	Tax-Exempt Portfolio

•	Treasury Portfolio

Inactive Portfolios*:

•	Government Securities Portfolio

•	Treasury Securities Portfolio

Closed-End Institutional Funds

5.      Morgan Stanley Asia-Pacific Fund, Inc.
6.      Morgan Stanley Eastern Europe Fund, Inc.
7.      Morgan Stanley Emerging Markets Debt Fund, Inc.
8.      Morgan Stanley Emerging Markets Fund, Inc.
9.      Morgan Stanley Global Opportunity Bond Fund, Inc.
10.    Morgan Stanley High Yield Fund, Inc.
11.    Morgan Stanley Opportunistic Municipal High Income Fund
12.    The India Investment Fund, Inc.
13.    The Latin American Discovery Fund, Inc.
14.    The Malaysia Fund, Inc.
15.    The Thai Fund, Inc.
16.    The Turkish Investment Fund, Inc.

Closed-End Fund of Hedge Funds

17.    Morgan Stanley Institutional Fund of Hedge Funds
18.    Morgan Stanley Institutional Fund of Hedge Funds II
19.    Alternative Investment Partners Absolute Return Fund
20.    Alternative Investment Partners Absolute Return Fund STS

In Registration

Funds of Hedge Funds

21.    Morgan Stanley Absolute Return Fund
22.    Morgan Stanley Institutional Fund of Hedge Funds II

* Have not commenced operations or ceased operations

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                          YOUR PROXY VOTE IS IMPORTANT!

                                          AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                          PHONE OR THE INTERNET.

                                          IT SAVES MONEY! TELEPHONE AND INTERNET
                                          VOTING SAVES POSTAGE COSTS. SAVINGS
                                          WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                          IT SAVES TIME!  TELEPHONE AND INTERNET
                                          VOTING IS INSTANTANEOUS - 24 HOURS
                                          A DAY.

                                          IT'S EASY!  JUST FOLLOW THESE SIMPLE
                                          STEPS:

                                          1. READ YOUR PROXY STATEMENT AND HAVE
                                          IT AT HAND.

                                          2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                          TO WEBSITE:
                                          HTTPS://VOTE.PROXY-DIRECT.COM

                                          3. ENTER THE 14-DIGIT NUMBER LOCATED
                                          IN THE SHADED BOX FROM YOUR PROXY
                                          CARD.

                                          4. FOLLOW THE RECORDED OR ON-SCREEN
                                          DIRECTIONS.

                                          5. DO NOT MAIL YOUR PROXY CARD WHEN
                                          YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY         MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST III      PROXY
      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 25, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of
Morgan Stanley Municipal Income Opportunities Trust III (the "Trust") held of record by the undersigned on August 25, 2006 at the Annual Meeting of
Shareholders of the Trust to be held in Conference Room 1B, 5th Floor, 1221
Avenue of the Americas, New York, New York 10020 on October 25, 2006 at 9:00
a.m., New York City time, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND
ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.
                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                           VOTE VIA THE TELEPHONE:  1-866-241-6192
                           -----------------------    -------------------------
                            999 99999 999 999
                           -----------------------    -------------------------

                           NOTE: Please sign exactly as your name appears on
                           this proxy card. All joint owners should sign. When
                           signing as executor, administrator, attorney, trustee
                           or guardian or as custodian for a minor, please give
                           full title as such. If a corporation, please sign in
                           full corporate name and indicate the signer's office.
                           If a partner, sign in the partnership name.

                           ----------------------------------------------------
                           Signature

                           ----------------------------------------------------
                           Signature (if held jointly)

                           ----------------------------------------------------
                           Date                                  16858_CEI_A

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

1.  Election of six Trustees:                                          FOR     WITHHOLD   FOR ALL
                                                                                          EXCEPT

    01. Frank L. Bowman   02. Kathleen A. Dennis   03. Edwin J. Garn
    04. Michael F. Klein  05. Michael E. Nugent    06. W. Allen Reed    [ ]      [ ]        [ ]

    To withhold your vote for any nominee(s), mark the "For All Except"
    box and write the nominee's number on the line provided below.

     -------------------------------------------------------------------

                                                              16828_CEI_A

         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY